Exhibit 99.1

Enzon Announces Reverse Stock Split

CRANFORD, N.J., March 24, 2026 (GLOBE NEWSWIRE) -- Enzon Pharmaceuticals, Inc. (OTCQB: ENZN) (“Enzon” or the “Company”), today announced that the previously approved 1-for-100 reverse stock split will become effective on March 24, 2026, at 4:30 pm, Eastern Time (the “Effective Time”), and the Company’s common stock is expected to begin trading on a reverse stock split-adjusted basis on the OTCQB at market open on March 25, 2026. The Company’s common stock is expected to trade under the temporary symbol “ENZND” for 20 trading days.  As of the Effective Time, every one hundred (100) shares of the Company’s issued and outstanding common stock will be combined into one (1) share of common stock. The par value per share of the Company’s common stock will not change.  No fractional shares will be issued in connection with the reverse stock split, and stockholders who would otherwise be entitled to a fractional share will receive a proportional cash payment.

The Company’s transfer agent, Continental Stock Transfer & Trust, will serve as the exchange agent for the reverse stock split. Registered stockholders holding pre-reverse stock split shares of common stock electronically in book-entry form are not required to take any action to receive post-reverse stock split shares. Those stockholders who hold their shares in brokerage accounts or in “street name” will have their positions automatically adjusted to reflect the reverse stock split, subject to each broker’s particular processes, and will not be required to take any action in connection with the reverse stock split.

The reverse stock split was completed to make available authorized shares of common stock needed in connection with the anticipated closing of the previously announced merger with Viskase Companies, Inc., and the related issuances of common stock to be made in connection with the Company’s outstanding exchange offer providing for the exchange of the Company’s Series C Non-Convertible Redeemable Preferred Stock for shares of the Company’s common stock. The timing of the reverse stock split and associated outstanding share amount reduction, as well as the adjustment to the share amounts being issued in the exchange offer, were contemplated and disclosed in the materials previously filed with the United States Securities and Exchange Commission (the “SEC”) relating to the exchange offer and the merger. The expiration of the exchange offer is expected to occur at 5:00 pm, Eastern Time on March 24, 2026 and the closing of the merger is expected to occur as soon as practicable thereafter.

No Offer or Solicitation

This press release shall not constitute an offer to exchange or the solicitation of an offer to exchange or the solicitation of an offer to purchase any securities, nor shall there be any exchange or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The exchange offer is being made only through the Schedule TO that was filed with the SEC on January 30, 2026 and the Prospectus/Consent Solicitation/Offer to Exchange that was initially filed on January 28, 2026 and declared effective by the SEC on January 30, 2026 and the complete terms and conditions of the exchange offer are set forth in the Schedule TO and Prospectus/Consent Solicitation/Offer to Exchange.

None of the Company, any of its management or its board of directors, or HKL & Co., LLC, the information agent, or Continental Stock Transfer & Trust Company, the exchange agent, for the exchange offer makes any recommendation as to whether or not holders of shares of Series C Non-Convertible Redeemable Preferred Stock should tender shares of Series C Non-Convertible Redeemable Preferred Stock for exchange in the exchange offer.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction involving Enzon and Viskase Companies, Inc. (“Viskase”), the ability to consummate the proposed transaction, the ability to consummate the exchange offer, the timing of the exchange offer’s expiration date, and the ability to quote the common stock of the combined company on the “OTCQB” tier of the OTC market of the OTC Markets Group, Inc. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to obtain the necessary approvals for the proposed transaction; (ii) uncertainties as to the timing of the consummation of the proposed transactions, including timing for satisfaction of the closing conditions, and the ability of each of Enzon and Viskase to consummate the proposed transaction; (iii) the ability of Viskase to timely deliver the financial statements required by the Merger Agreement, as amended; (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the combined company’s operations, and the anticipated tax treatment of the combination; (v) potential litigation relating to the proposed transaction that could be instituted against Enzon, Viskase or their respective officers or directors; (vi) possible disruptions from the proposed transaction that could harm Enzon’s or Viskase’s respective businesses; (vii) the ability of Viskase to retain, attract and hire key personnel; (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Enzon’s or Viskase’s financial performance; (x) certain restrictions during the pendency of the proposed transaction that may impact Enzon’s or Viskase’s ability to pursue certain business opportunities or strategic transactions; (xi) the exchange ratio and relative ownership levels as of the closing of the transactions contemplated by the Merger Agreement, as amended; (xii) estimates regarding future revenue, expenses, and capital requirements following the closing of the transactions contemplated by the Merger Agreement, as amended; (xiii) legislative, regulatory and economic developments; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, trade wars, or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors; and (xv) such other risks and uncertainties, including those that are set forth in the Registration Statement under the heading “Risk Factors”, in Enzon’s periodic public filings with the SEC, and in Viskase’s annual and quarterly reports posted to Viskase’s website. Enzon and Viskase can give no assurance that the conditions to the proposed transactions will be satisfied. Except as required by applicable law, neither Enzon, nor Viskase undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

About Enzon Pharmaceuticals, Inc.

Enzon Pharmaceuticals, Inc., together with its subsidiary, is positioned as a public company acquisition vehicle, that has sought to become an acquisition platform.

For Media Inquiries:

Richard L. Feinstein, CEO and CFO
Email: rlfeinsteincpa@enzon.com